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                                                                   EXHIBIT 10.21

                         THE 1996 STOCK OPTION PLAN OF

                               POPPE TYSON, INC.

                             STOCK OPTION AGREEMENT

          THIS AGREEMENT, made as of this 2nd day of March, 1996, by and between POPPE TYSON, INC., a Delaware corporation with principal offices at 40 West 23rd Street, New York, New York (the "Company"), and _________________ (the "Optionee") an employee of GREGORY & HOENEMEYER, INC., a consultant of the Company ("G&H"), having an address at 666 Steamboat Road, Greenwich,
Connecticut 06830:

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company has determined to grant stock options to attract and retain the best available talent and to encourage the highest level of performance, all in accordance with the 1996 Stock Option Plan of Poppe Tyson, Inc. (the "Plan");

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:

          1. Grant of Option. Subject to the terms and conditions of the Plan
             ---------------
and this Agreement, the Company hereby grants to the Optionee the right (the "Option") to purchase all or any part of an aggregate of ______________ shares of common stock of the Company, par value $0.10 per share ("Common Stock").

          2. Vesting Schedule. This Option is exercisable as to 100% of the
             ----------------
shares of Common Stock subject to the Option as of the date hereof.

          3. Exercise Price. The price of each share of Common Stock purchased
             --------------
pursuant to this Option shall be $20,453.13.

          4. Manner of Exercise. The Optionee may exercise the Option, in whole
             ------------------
or in part, with respect to any whole number of shares of Common Stock subject to the Option. Prior to an initial public offering (as defined in Section
9(c)(i) hereof) of the Common Stock the Optionee may exercise the Option with respect to less than one share only if the Option is then exercised as to all of the shares then purchasable hereunder. On and after an initial public offering of the Common Stock, an Option may not be exercised with respect to a fractional share; if the Option is
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exercised with respect to all of the whole shares as to which the Option is then exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Company shall pay the Optionee the excess of (i) the fair market value of such remaining fractional share, over (ii) the Option exercise price for such remaining fractional share, and the Option shall terminate with respect to such fractional share. The Optionee shall exercise the Option by giving the Company written notice, in a form prescribed by the Company. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment, in cash or certified check or by official bank check, of an amount equal to the option price of such shares multiplied by the number of shares as to which the Option is being exercised; provided, however, that the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of Common Stock having a fair market value on the date of exercise equal to the portion of the purchase price being so paid or other property acceptable to the Stock Option Committee which administers the Plan.

          5. Delivery of Stock Certificate. As soon as practicable after receipt
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of the notice and payment referred to in paragraph 4 above, the Company shall deliver to the Optionee a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require for compliance with any law, rule or regulation applicable to the issuance or transfer of shares. The certificate or certificates representing the shares as to which the Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

          6. Withholding; Assurances. Prior to or concurrently with delivery by
             -----------------------
the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall (i) upon notification of the amount due, pay promptly, in cash, any amount necessary to satisfy applicable tax requirements, and (ii) if such shares are not then registered under the Securities Act of 1933, give assurance satisfactory to the Company that such shares are being purchased for investment and not with a view to the distribution thereof, and the Optionee shall give such other assurance and take such other action as the Company shall require to secure compliance with any law, rule or regulation applicable to the issuance of shares.

          7. Termination of Option. Except as provided in the following
             ---------------------
sentence, the Option and all rights of the Optionee to purchase shares of Common Stock hereunder shall

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terminate (i) in the event that no Major Event (as defined in Section 9(c)
hereof) occurs before the first anniversary of the date hereof, on the first anniversary of the date hereof, and (ii) in the event that a Major Event occurs before the first anniversary of the date hereof, on the fifth anniversary of the date hereof (the applicable date being the "Expiration Date"). Notwithstanding the preceding sentence, if (i) prior to the completion of a Major Event G&H terminates its consultancy with the Company for any reason or (ii) at any time G&H or Optionee fails to render its services as required pursuant to its Engagement Letter, or the Company terminates G&H's consultancy with the Company for G&H's or Optionee's gross negligence or willful misconduct in performing its consultancy, the Option shall terminate on the date of the termination of G&H's consultancy.

          8. [Intentionally left blank]

          9. Restrictions Applicable to Option Stock.
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             a. Transfer Restrictions. Unless and until the occurrence of the
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earlier of (i) a Major Event or (ii) the third anniversary hereof, none of the shares of Common Stock which are sold to the Optionee (or to the guardian or legal representative of the Optionee) upon exercise of the Option ("Option Stock") may be sold, assigned, transferred, pledged, hypothecated, or in any other way disposed of or encumbered (collectively, "Transfer"), voluntarily or involuntarily, except as specifically provided herein. No Transfer of Option Stock shall be valid for any purpose if made in violation of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions on Transfer of Option Stock set forth above shall not apply to any Transfer (i) in favor of one or more trusts established for the benefit of the Optionee and/or his or her spouse and/or lineal descendants; provided, and only for so long as, the Optionee retains the sole voting control over the Option Stock, in a trustee capacity or otherwise, or (ii) to any IRA, Keogh or custodial account for the benefit of the Optionee or any of the foregoing persons; provided that no Transfer shall be valid until recorded on the books of the Company. Any transferees under the preceding sentence shall hold the Option Stock subject to all the provisions of this Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same. In addition to any and all federal and state securities laws or restrictions, subsequent to an initial public offering: (i) none of the Option Stock may be sold for the immediately following 180 days, and (ii) no more than one-half (1/2) of the Option Stock may be sold

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prior to the first anniversary of the consummation of the initial public offering.

             b. Call. If (i) prior to the completion of a Major Event G&H
                ----
terminates its consultancy with the Company for any reason or (ii) at any time G&H or Optionee fails to render its services as required pursuant to its Engagement Letter, or the Company terminates G&H's consultancy with the Company for G&H's or Optionee's gross negligence or willful misconduct in performing its consultancy, the Option shall terminate on the date of the termination of G&H's consultancy, the Company shall have the ongoing right and option, upon 10 days written notice to the Optionee, to elect to purchase all Option Stock held by the Optionee at the Buy Back Price specified in the following sentence. For purposes of this paragraph, the term "Buy Back Price" means the lesser of (i) the exercise price paid to acquire such Option Stock, or (ii) the fair market value of the Option Stock on the date when the Company elects to purchase such Option Stock pursuant to this paragraph, as determined by the Company in good faith. The Buy Back Price shall be paid by the Company to the Optionee in a single lump sum cash payment at the time of its purchase of the Option Stock.

             c. Major Event. For purposes of paragraphs (a) and (b) of this
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Section 9, the term "Major Event" means either (i) the consummation of an
"initial public offering" (as hereinafter defined) or (ii) the occurrence of a "change in control" (as hereinafter defined).

                (1) An "initial public offering" is consummated the first time a registration statement filed under the Securities Act with the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, or any similar Federal statute (other than a registration statement filed on Form S-4 or any successor form thereto or a registration statement filed on Form S-8 or any successor form thereto with respect to the issuance of Common Stock, or securities convertible into or exercisable or exchangeable for, Common Stock or rights to acquire Common Stock or such securities, granted or to be granted to employees or directors of or consultants to the Company or its subsidiaries respecting an offering, whether primary or secondary, of not less than 10% (or such lesser percentage as a lead underwriter shall determine is the maximum amount to be offered and sold pursuant to such registration statement) of the Common Stock then outstanding on a fully-diluted basis is declared effective and the shares so registered are offered and sold.

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                (2) A "change in control" shall mean the sale of all or
substantially all the assets of the Company or if any person or entity or a group (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (within the meaning of Rule 13d-3 under said act (but other than by virtue of ownership of stock of Bozell, Jacobs, Kenyon & Eckhardt, Inc. ("BJK&E"))), of shares of Common Stock of the Company (or in the case of any merger, consolidation of reorganization, of the surviving or new entity) constituting in excess of 50% of the voting rights of all outstanding shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity), including for purposes of this calculation common stock as to which there is then deemed to be a beneficial owner (within the meaning of said Rule 13d-3). Notwithstanding the preceding sentence, a "change in control" shall not include any transaction (x) with Animated Systems & Design, Inc. or its affiliates, or (y) if immediately subsequent thereto, BJK&E and/or its stockholders as of the date of this Agreement directly or indirectly are the beneficial owners (within the meaning of Rule 13d-3) of at least 25% of the voting rights of all outstanding Common Stock of the entity (which may be the Company) which continues the Company's business.

             d. Management of the Company. From and after the date hereof until
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the occurrence of the earlier of (i) a Major Event or (ii) the third anniversary hereof, the Optionee and his or her successors and assigns shall vote all of their outstanding shares of Option Stock as directed by BJK&E.

             e. Tag-Along Option. From and after the date hereof until the
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occurrence of the earlier of (i) a Major Event or (ii) the third anniversary hereof, if the Controlling Stockholder (as defined in paragraph (g)) enters into a binding agreement (the "Sale Agreement") to sell any Common Stock pursuant to a Control Offer (as defined in paragraph (g)) but excluding any Permitted Transfer (as defined in paragraph (g)), it shall promptly forward a copy thereof to the Company, which in turn shall promptly forward a copy to Optionee, and shall not Transfer any outstanding Common Stock pursuant to the Sale Agreement unless (i) in accordance with the terms hereof, the Sale Agreement extends the opportunity to participate in such transaction to Optionee with respect to all of Optionee's outstanding Common Stock on the same terms as extended to the Controlling Stockholder, or (ii) if the Sale Agreement pertains to less than 100% of such outstanding Common Stock, nevertheless Optionee is entitled to sell to the offeror pursuant to the Sale Agreement all of Optionee's Common

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Stock on the same terms as otherwise extended to the Controlling Stockholder.
Each exercise notice evidencing Optionee's election to participate in a Transfer pursuant to this paragraph (e) shall be delivered to the offeror, the Controlling Stockholder and the Company before the later to occur of the 15th day after mailing of such offer by the Company and the last day for acceptance of such offer as set forth in such notice.

             f. Drag-Along Obligation. From and after the date hereof until the
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occurrence of the earlier of (i) a Major Event or (ii) the third anniversary hereof, in the event the Controlling Stockholder proposes to make a Control Transfer (as defined in paragraph (g)), the Controlling Stockholder may require Optionee to Transfer in such Control Transfer Optionee's proportionate percentage of its Common Stock at the same price and on the same terms and conditions as those on which the Controlling Stockholder is making a Transfer of its Common Stock in such Control Transfer. Each exercise notice by the Controlling Securityholder pursuant to this paragraph (f) shall be given to the Company, which shall promptly forward copies to Optionee, promptly after the Controlling Stockholder decides to make such a Control Transfer and shall include therein Optionee's proportionate percentage of the Common Stock to be Transferred in the Control Transfer. To the extent that in order to comply with the provisions of this paragraph (f) it would be necessary for Optionee to exercise any options, Optionee shall not be obligated to exercise any option and instead any option which is not exercised no later than the consummation of the Control Transfer shall terminate and be surrendered; provided, however, that Optionee may Transfer any vested option as part of the Control Transfer and receive an amount per such option equal to the excess of the amount to be received per share of Common Stock in the Control Transfer over the exercise price of such option.

             g. Additional Definitions. For purposes of paragraphs (e) and (f)
                ----------------------
of this Section 9, the following terms shall have the following meanings:

                (1) "Affiliate" has the meaning given to it in the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                (2) "Control" means, with respect to any person or entity, the record ownership of more than fifty percent (50%) of the issued and outstanding Common Stock.

                (3) "Control Offer" means any offer to the Controlling Stockholder by any person or entity (other

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than an Affiliate of the Controlling Stockholder) to purchase any amount of
Common Stock which would, either alone or when aggregated with all other Common Stock then held or to be simultaneously purchased by such offeror (or any Affiliate thereof), cause such offeror (or any Affiliate thereof) to gain Control of the Company, provided that such transaction also constitutes a "change of control" (as defined in paragraph (c)) of the Company.

                (4) "Control Offeror" means any person or entity making a Control Offer.

                (5) "Control Transfer" means any actual or proposed Transfer of any Common Stock pursuant to a Control Offer.

                (6) "Controlling Stockholder" means BJK&E and its Affiliates (other than the Company), so long as, in the aggregate, they or any of their Permitted Transferees hold at least twenty-five percent (25%) of the issued and outstanding Common Stock; provided, however, that for purposes of paragraph (e), the term "Controlling Stockholder" shall not include any individual stockholder of BJK&E as such who does not hold at least twenty-five percent (25%) of the issued and outstanding Common Stock of BJK&E.

                (7) "Permitted Transfer" means any Transfer (i) by any person or entity to any Affiliate of such person or entity, provided that any such Permitted Transferee executes and delivers to the Company a written agreement acceptable in form and content to the Company agreeing to be bound by paragraphs
(e) and (f) of Section 9 of this Agreement, (ii) to the Company, (iii) pursuant to an effective registration statement under the Securities Act of 1933, and
(iv) at any time concurrently with or after any sales of any Common Stock pursuant to an initial public offering (as defined in paragraph (c) hereof).

                (8) "Transfer" means any outright sale of any Common Stock.

             h. The Company hereby grants to Optionee and any Designated Transferee "piggyback registration rights" for the Option Shares on customary terms and conditions, including cutbacks, on any selling stockholder registration statement subsequent to the initial public offering.

          10. Notice. Any notice to the Company provided for in the Option shall
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be addressed to the Company in care of its Secretary, at the address set forth above and any notice to the Optionee shall be addressed to the Optionee at

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the address set forth above, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the third business day after mailing, by registered or certified mail, return receipt requested, at a post office or branch office within the United States.

          11. Adjustment. The number of shares of Common Stock subject to the
              ----------
Option and the price per share thereof shall be subject to adjustment, as set forth in the Plan. The Company shall not be required to adjust the number of shares of Common Stock subject to the Option or the price per share thereof for any reason not specifically enumerated in the Plan.

          12. No Stockholder Rights. The Optionee shall have no rights as a
              ---------------------
stockholder with respect to shares of Common Stock subject to the Option until payment for such shares shall have been made in full and until the date of the issuance of stock certificates for such shares.

          13. Consultancy. Nothing herein contained shall restrict in any way
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the right of any entity to terminate G&H's or Optionee's consultancy or authority to represent the Company or a Subsidiary or Affiliate at any time, with or without cause.

          14. Option Subject to Plan. The Option has been granted pursuant to
              ----------------------
the Plan. This Agreement is in all respects subject to the terms and conditions of said Plan. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

          15. Nontransferability. The Option is not transferable, other than by
              ------------------
will or the laws of descent and distribution, and may be exercised, during the lifetime of the Optionee only by the Optionee, or the Optionee's guardian or legal representative. The term "Optionee" shall include any person having rights to exercise the Option under the Plan. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

          16. NSO. It is intended that this Option shall not constitute an
              ---
incentive stock option for purposes of Code Section 422 and shall be construed in a manner consistent therewith.

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          17. Stock Option Committee Determinations. In the event that any
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question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, or any provision of this Agreement, the determination by the Stock Option Committee of the rights of the Optionee shall be conclusive, final and binding upon the Optionee and upon any other person who shall assert any right pursuant to this Option.

          IN WITNESS WHEREOF, the Company and the Optionee have entered into this Agreement as of the day and year first above written.

                                  POPPE TYSON, INC.



                                  By: _______________________________________




                                  _________________________________, Optionee




Consented to as to
Section 9(e) only by
Bozell, Jacobs,
   Kenyon & Eckhardt, Inc.


By:__________________________


Consented to by
Gregory & Hoenemeyer, Inc.


By:__________________________
   W. Grant Gregory, Chairman

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